Tier

Tier Technologies
First Quarter 2010 Results
Earnings Call Charts

February 9, 2010

Legal Notice

Forward Looking Statements

Certain statements contained in this presentation, including statements regarding the future development of and demand for our services and our markets, anticipated trends in various expenses, expected legal proceedings, and other statements that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These forward-looking statements relate to future events or our future financial and/or operating performance and can generally be identified as such because the context of the statement will include words such as "may," "will," "intends," "plans," "believes," "anticipates," "expects," "estimates," "shows," "predicts," "potential," "continue" or "opportunity," the negative of these words or words of similar import. These forward-looking statements are subject to risks and uncertainties, including but not limited to: general economic conditions, which effect our financial results in all our markets, which we refer to as "verticals", including our property tax vertical; the timing and the cost of consolidating our payment processing platforms; failure to achieve anticipated gross margin levels due to unanticipated costs incurred in transaction-based projects; increasing competition; timing; the Company's ability to realize revenues from its business development activities; changes in laws and government regulatory compliance requirements; ability to attract and retain qualified personnel; and other risks and uncertainties described and referred to under the "Risk Factors" section of our annual report on Form 10-K for the year ended September 30, 2009, as amended, as well as other filings with the SEC that could cause our actual events or results to differ materially from those anticipated as of the date of this presentation. Press releases and SEC filings can be found on the Investors section of our website at www.Tier.com.

Important Information

Tier Technologies, Inc. plans to file with the SEC and furnish to its shareholders a Proxy Statement in connection with its 2010 Annual Meeting, and advises its security holders to read the Proxy Statement relating to the 2010 Annual Meeting when it becomes available, because it will contain important information. Security holders may obtain a free copy of the Proxy Statement and other documents (when available) that Tier files with the SEC at the SEC's website at www.sec.gov. The Proxy Statement and these other documents may also be obtained for free from Tier by directing a request to Tier Technologies, Inc., Attn: Corporate Secretary, Keith Omsberg, 10780 Parkridge Blvd., 4th Floor, Reston, VA 20191.

Certain Information Concerning Participants

Tier, its directors and named executive officers may be deemed to be participants in the solicitation of Tier's security holders in connection with its 2010 Annual Meeting. Security holders may obtain information regarding the names, affiliations and interests of such individuals in Tier's Annual Report on Form 10-K for the year ended September 30, 2009, filed with the SEC on November 10, 2010 as amended by an amendment to the Form 10-K filed with the SEC on January 28, 2010 as well as its Proxy Statement for the 2010 Annual Meeting (when available). To the extent there have been changes in Tier's directors and executive officers, such changes have been or will be reported on Current Reports on Form 8-K filed with the SEC. To the extent holdings of Tier securities have changed since the amounts printed in the Definitive Proxy Statement, such changes have been or will be reflected on Statements of Change in Beneficial Ownership on Form 4 or Form 5 filed with the SEC.

Tier Technologies – Experienced Management

- Ronald L. Rossetti, Chairman and CEO (joined 5/2006)
  - 30 years CEO experience in private and public companies primarily in emerging growth and crisis management
  - Served on numerous private, public, and non-profit boards
  - Private investor for the past 15 years
- Nina Vellayan, COO and EVP (joined 10/2008)
  - 20 years experience in financial services, payments, cash management
  - 14 years at Sallie Mae in Cash Management
  - 8 years, President, ecommerce division that provided internet, IVR, lockbox and POS payment channels along with front end applications such as electronic bill presentment, refund disbursement, and installment plans to the Higher Education market.
- Ronald W. Johnston, CFO and SVP (joined 4/2008)
  - 30 years senior financial management
  - 20 years Securities and Exchange Commission reporting
  - Domestic and International responsibilities
- Keith S. Kendrick, SVP, Strategic Marketing (joined 7/2008)
  - 25 years in financial services and payments
  - MasterCard International; AT&T Universal Card; President, First Virtual; CEO, eCommerce, Bank One Credit Corporation (acquired by JPMorgan Chase) ; CEO, Mindwave division of HNC Software (now Fair Isaac), SVP, Corporate Marketing and Strategy, EFD | eFunds (acquired by FIS)

Strategic Re-Structuring: Creating Long-Term Value

Tier – ***Today***

Tier Technologies

Legacy Businesses

- Independent Validation and Verification 12/31/07
- Health and Human Services 2/1/08
- Call Center Business 2/1/08
- State Systems Integration 6/30/08
- Government Business Process Outsourcing 6/30/08
- Financial Management Systems 11/30/08
- Unemployment Insurance Systems 2/13/09

SOLD

- Pension
- VSA

WIND-DOWN

Electronic Payment Solutions (EPS)

- Official Payments
- EPOS
- ChoicePay

Consolidated Offering FY2010-FY2011

Computation of EPS Net Revenue

	Q1 FY 2010	Q1 FY 2009	$ Change	% Change
Revenue	$32,768	$29,740	$3,028	10.2%
Less Wind-down Revenue	848	1,499	(651)	(43.4)
EPS Gross Revenue	31,920	28,241	3,679	13.0
EPS Discount Fees	22,348	20,835	1,513	7.3
EPS Net Revenue	**$9,572**	**$7,406**	**$2,166**	**29.2%**

Dollars in thousands

Computation of Adjusted EBITDA from Continuing Operations

	Q1 FY 2010	Q1 FY 2009	Change
Net Income/(Loss) from Continuing Operations	**$(721)**	**$(1,892)**	**$1,171**
Adjustments:			
Depreciation/Amortization	1,608	1,483	125
Stock/Cash-based Comp	507	468	39
Taxes	0	1	(1)
Less:			
Interest Income, Net	139	192	(53)
Adjusted EBITDA from Continuing Operations	**$1,255**	**$(132)**	**$1,387**

Dollars in thousands

Tier

Components of Adjusted EBITDA

	EPS			Wind-Down			Continuing Operations		
	Q1 FY10	Q1 FY09	Change	Q1 FY10	Q1 FY09	Change	Q1 FY10	Q1 FY09	Change
Net Income/(Loss)	$(930)	$(2,266)	$1,336	$209	$374	$(165)	$(721)	$(1,892)	$1,171
Adjustments:									
Depreciation/Amortization	1,335	979	356	273	504	(231)	1,608	1,483	125
Stock/Cash based Comp	507	468	39	0	0	0	507	468	39
Taxes	0	1	(1)	0	0	0	0	1	(1)
Less:									
Interest income, net	139	192	(53)	0	0	0	139	192	(53)
ADJUSTED EBITDA	$773	$(1,010)	$1,783	$482	$878	$(396)	$1,255	$(132)	$1,387

Dollars in thousands

Tier

The Bill Payment Market Accounts for About Half of All Personal Consumption in the U.S.

Personal Consumption Expenditures[1]
$9.9 Trillion

Bill Payment[2]	**Retail Purchases**
$4.47 Trillion	$5.43 Trillion
(45.2% of total)	(54.8% of total)
(68% Cash and Check)	(48% Cash and Check)

1 Bureau of Economic Analysis, April, 2009. 2 Visa, Inc. and U.S. Census Bureau

Consumers Prefer the Biller Direct Model


U.S. Consumer Bill Payment Mix (%)
5%
2%
14%
6%
10%
63%
5%
2%
14%
7%
13%
59%
5%
3%
14%
9%
16%
53%
5%
3%
14%
10%
18%
51%
5%
3%
14%
10%
21%
47%
5%
4%
14%
11%
24%
43%
4%
4%
14%
12%
26%
39%
4%
5%
14%
13%
28%
36%
4%
5%
14%
15%
31%
32%
2004
2005
2006
2007
2008
2009
2010
2011
2012
Walk-In
Automated Cards
Direct Debit
Consolidator
Biller Direct
Mail
Forecast

Source: AITE 2008

A Broader Client Value Proposition: Biller Direct Solutions



Security and Compliance
Customer Relationships
Client Relationships
Integration Features
Payment Channels
Products
Payment Choices
Pricing Options

Tier Today - Biller Direct Platform

Front-End Platform — *Back-End Processing*

Tier Technologies Biller Direct Platform



- Payment Front End
  - IVR, Web, CSR, Email, Mobile, Kiosk, POS, Walk-up
- Payment Back End
  - Gateway
- User Interface
- Marketing
- Customer Service
- Security
  - PCI Compliance
  - NACHA Compliance
  - IRS Audit/ Process

External Payment Processing Network

Processors



FDC, TSYS, GPN

- Network Telecom
- Device Driving
- Merchant Transaction Processing
- Merchant Statement and Settlement

Brand Networks

Issuing Bank



Tier Today - Market Leader

- US Internal Revenue Service
- 27 states and the District of Columbia
- 3,500 municipalities in all 50 states
- 450+ utility clients
- 450+ court clients
- 350+ colleges and universities



Higher Education
Utility Clients
States
Local clients in all 50 states + DC

Tier

Tier Today - Developing New Markets


Payment Processing Services
Data Import/Export Services
Transaction Reporting Services
State & Local Gov Tax Payments
IRS/Federal Gov Tax Payments
Higher Education Tuition and Fee Payments
K-12 Meal and Fee Payments
State & Local Courts and Citations
Motor Vehicle Registration and Payments
Utility Payments
Apartment Rental Payments
EPS Core Payment Services

Vertical	FY2009 Revenue Contribution *	CAGR**
Federal	26.0%	(4.3)%
State and Local	8.2%	4.6%
Real Property Tax	29.5%	7.0%
Utility	12.5%	72.3%
Education	10.2%	61.8%
Other	13.6%	11.7%
Total	**100.0%**	**11.3%**

* FY2009 Includes ChoicePay. **CAGR FY2007 – FY2009A.

New Official Payments Website: Build Direct Relationships

- 1Q FY2010:
  - My Account registrations +160,000 to 1.5 million
  - Opt-in registrations

    +126,000 to +785,000

- Calendar Year 2009
  - Page views: 80.3 million +19%
  - Unique visits: 5.6 million +14%


OFFICIAL PAYMENTS
VISA
My Account
Make A Payment, Make It Official.
FEDERAL IRS PAYMENTS
STATE PAYMENTS
LOCAL PAYMENTS
EDUCATION PAYMENTS

Consolidated Statement of Operations

	3 Months Ended Dec 31, 2009	3 Months Ended Dec 31, 2008
Revenues	**$32,768**	**$29,740**
Costs and expenses:		
Direct costs	24,092	22,418
General and administrative	6,327	6,630
Selling and marketing	1,601	1,316
Depreciation and amortization	1,608	1,459
Total costs and expenses	**33,628**	**31,823**
Loss from continuing operations before other income/(loss) and income taxes	(860)	(2,083)
Other income/(loss):		
Gain/(loss) on investments	12	(112)
Interest income, net	127	304
Total other income	**139**	**192**
Loss from continuing operations before income taxes	(721)	(1,891)
Income tax provision	—	1
Loss from continuing operations	(721)	(1,892)
Loss from discontinued operations, net	(54)	(3,262)
Net loss	**$(775)**	**$(5,154)**
Loss per share—Basic and diluted:		
From continuing operations	$(0.04)	$(0.10)
From discontinued operations	—	(0.16)
Loss per share—Basic and diluted	**$(0.04)**	**$(0.26)**
Weighted average common shares used in computing: Basic and diluted loss per share	**18,158**	**19,735**

In thousands, except per share data.

Consolidated Balance Sheet – December 31, 2009

ASSETS:	Dec 31, 2009	Sep 30, 2009
Current assets:		
Cash and cash equivalents	[illegible]	[illegible]
Investments in marketable securities	1,000	4,499
Restricted investments	1,361	1,361
Accounts receivable, net	4,760	4,790
Settlements receivable, net	7,884	6,272
Prepaid expenses and other current assets	2,959	2,239
Total current assets	44,371	41,130
Property, equipment and software, net	9,470	7,990
Goodwill	17,945	17,929
Other intangible assets, net	10,909	12,099
Investments in marketable securities	30,091	31,169
Restricted investments	6,000	6,000
Other assets	709	571
Total assets	$117,092	$116,227
LIABILITIES AND SHAREHOLDERS' EQUITY:		
Current liabilities:		
Accounts payable	$373	$64
Settlements payable	9,809	9,391
Accrued compensation liabilities	2,037	3,219
Accrued discount fees	9,997	5,343
Other accrued liabilities	2,466	3,425
Deferred income	779	661
Total current liabilities	25,159	22,317
Other liabilities	1,266	1,121
Total liabilities	26,424	23,638
Commitments and contingencies		
Shareholders' equity:		
Preferred stock, no par value; authorized shares: 4,579; no shares issued and outstanding	—	—
Common stock and paid-in capital; shares authorized: 44,260; shares issued: 20,687 and 20,687; shares outstanding: 18,131 and 18,238	192,429	192,030
Treasury stock—at cost, 2,539 and 2,449 shares	(21,020)	(20,271)
Accumulated deficit	(79,945)	(79,170)
Total shareholders' equity	91,459	92,589
Total liabilities and shareholders' equity	$117,092	$116,227

Dollars in thousands

EPS Revenue and Transaction Trends



$ 140,000
130,000
120,000
100,000
80,000
60,000
40,000
20,000
0
Revenue (thousands)
Revenue
Transactions
2,341
4,203
5,894
8,059
10,286
14,871
20,000
40,669
56,452
78,578
99,433
117,072
128,233
FY2004
FY2005
FY2006
FY2007
FY2008
FY2009
FY2010
16,000
15,000
14,000
13,000
12,000
11,000
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
Transactions (thousands)

Tier Internal Data. FY 2009 transactions include ChoicePay.

Definitions of non-GAAP terms

- EPS Gross Revenue - revenue from Continuing Operations less revenue from our Wind-down operations
- EPS Net Revenue - revenue from Continuing Operations less revenue from our Wind-down operations, discount fees, processing and interchange costs
- Adjusted EBITDA from Continuing Operations - net income from Continuing Operations before interest expense net of interest income, income taxes, depreciation and amortization and stock-based compensation in both equity and cash
- Adjusted EBITDA from EPS Operations - net income from our EPS business before interest expense net of interest income, income taxes, depreciation and amortization and stock-based compensation in both equity and cash